UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 13, 2006
Date of Report (Date of earliest event reported)

REVELSTOKE INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-32593	98-0441019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1081 Kent Street, White Rock, British Columbia, Canada	V4B 4T2
(Address of principal executive offices)	(Zip Code)

604.240.8072
Registrant's telephone number, including area code

14977 21st Avenue, Surrey, British Columbia, Canada, V4A 8G3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01        Other events

Effective on and with a record date of October 13, 2006 (the "Record Date"), the Board of Directors (the "Board") of Revelstoke Industries, Inc. (the "Company") unanimously resolved, in accordance with Section 78.215 of the Nevada Revised Statutes: Chapter 78, as amended, to complete a forward stock split by way of stock dividend on a four (4) new shares for one old basis (the "Forward Stock Split").

The Forward Stock Split will be will implemented by way of a stock dividend whereby shareholders will receive four (4) common shares of the Company for each common share held. The stock dividend will be payable on October 16, 2006 to common shareholders of record at the close of business on the Record Date. The total number of common shares outstanding as of October 13, 2006 was 9,300,000. (The total number of common shares outstanding had been 16,800,000 since May 1, 2006; however, on September 27, 2006, four shareholders consented to the cancellation and return to treasury of an aggregate of 7,500,000 shares, bringing the total amount of issued and outstanding shares to 9,300,000 as of that date). Adjusting for the Forward Stock Split, the total number of common shares outstanding will be 37,200,000 common shares after the completion of the Forward Stock Split with the same par value of $0.001 per common share. There will be no corresponding change to the Company's current authorized share capital which consists of 50,000,000 common shares with a par value of $0.001 per common share.

Shareholders should retain their existing share certificates and not return their share certificates to the Company's transfer agent. Share certificates representing the Forward Stock Split by way of stock dividend will be mailed out on or about October 16, 2006 to registered shareholders as of the Record Date.

The Company is ascribing no monetary value to the stock dividend. Accordingly, there should be no tax payable by Canadian or U.S. shareholders as a result of the stock dividend. Shareholders are advised to contact their own tax advisors for further information.

Investors are cautioned that trading in the securities of the Company should be considered highly speculative. No exchange, over-the-counter market or regulatory authority has in any way passed upon the merits of the Forward Stock Split and has neither approved nor disapproved the contents of this Current Report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01        Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

Not applicable.

2.

(b)       Pro forma Financial Information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

Not applicable.

3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
REVELSTOKE INDUSTRIES, INC.
DATE: October 13, 2006	By: s/s Marcus Johnson ___________________________________ Marcus Johnson President, CEO and a Director

__________

4.